SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        June 28, 1996


                   PROGRAMMER'S PARADISE, INC.
     (Exact name of registrant as specified in its charter)


   Delaware              33-92810                      13-3136104
(State or other      (Commission File Number)        (I.R.S. Employer
jurisdiction of                                   Identification Number)
incorporation)


          1163 Shrewsbury Avenue, Shrewsbury, New Jersey 07702
            (Address of principal executive offices)


                         (908) 389-8950
                (Registrant's telephone number,
                      including area code)



 (Former name or former address, if changed since last report)








       Exhibit Index on Sequentially Numbered Page 5

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Item 2.  Acquisition or Disposition of Assets

           As of June 28, 1996, pursuant to an Agreement of Purchase and Sale of Assets (the "Purchase Agreement"), dated as of May 16, 1996, between the Registrant, The Software Developer's Company, Inc. ("SDC") and Software Developer's Company GmbH ("SDEV Germany", and together with SDC, the "Selling Parties"), the Registrant acquired from SDC substantially all of the assets and business related to The Programmer's SuperShop catalog business, inbound and outbound telemarketing, reseller operations, web site, and, subject to the satisfaction of certain conditions, either all of the capital stock, or all of the operations of SDEV Germany, its German subsidiary (collectively, the "Business"). SDC had been the Registrant's largest direct mail competitor, offering a similar array of technical software.

           At the closing, the Registrant paid to SDC an amount equal to $10,022,089, reflecting a $22,089 adjustment of the purchase price in respect of the estimated balance sheet of the Business, and deposited $1,000,000 with an escrow agent to held as follows: (i) $600,000 to be held for a period of one-year to secure the Selling Parties' indemnification and other obligations under the Purchase Agreement, and (ii) $400,000 to be held until July 22, 1996 (the "Stock Transfer Escrow") pending the closing of the acquisition of all of the capital stock or assets of SDEV Germany and the satisfaction of certain conditions in connection therewith (the "Stock Transfer"). The purchase price is subject to further adjustment by the amount by which the tangible net assets of the Business as of June 21, 1996, the business date preceding the date on which the Registrant took over management control of the Business, shall be greater or less than $1,500,000, as set forth on the closing balance sheet of the Business to be delivered after the closing date.

           Additionally, at the closing, the Selling Parties made the following payments to the Registrant: (i) $200,000 to On-Line 2000 GmbH, an indirect subsidiary of the Registrant, for certain management services through June 28, 1996; (ii) $200,000 to the Registrant for certain management services through June 28, 1996; and (iii) $300,000 to the Registrant, on a non-accountable basis, in respect of certain moving, bonus, out-placement, employee, facilities and other fees and expenses.

           At the closing, the Registrant and the Selling Parties entered into that certain Letter Agreement dated as of June 28, 1996 between the Registrant and the Selling Parties relating to the Stock Transfer. In the event that the conditions set forth in such Letter Agreement are satisfied (which include, without limitation, the delivery to the Registrant of certain accounting opinions relating to the value of certain tax attributes of SDEV Germany) and the Registrant or its designated subsidiary purchases all of the capital stock of SDEV Germany on or before July 22, 1996, the entire Stock Transfer Escrow shall be released to SDC. If for any reason the Stock Transfer is not completed prior to the close of business on July 22, 1996, the Registrant will be deemed to have purchased all of the assets of SDEV Germany as of the closing date of the Purchase Agreement, $135,000 of the Stock Transfer Escrow shall be released to SDC and the remainder thereof shall be released to the Registrant.

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           The  Registrant paid the Purchase Price utilizing  its
cash on hand.

Item 7.  Financial Statements and Exhibits

           (a) Financial Statements of Business Acquired - It is impracticable to provide the required financial statements relating to the acquired business at this time. Such financial statements are to be filed by amendment to this Report as soon as practicable, but no later than sixty (60) days after this Report is required to be filed.

            (b) Pro forma Financial Information - It is impracticable to provide the required pro forma financial information relating to the acquired business at this time. Such pro forma financial information is to be filed by amendment to this Report as soon as practicable, but no later than sixty (60) days after this Report is required to be filed.

            (c)  Exhibits: 1. Agreement of  Purchase and Sale  of
                              Assets, dated  as  of May 16, 1996,
                              between  the  Registrant  and   the
                              Selling Parties, and  the  exhibits
                              thereto.

                           2. Bill of Sale,  dated as of June  28,
                              1996, executed by the Selling Parties.

                           3. Facilities and Employee Use Agreement,
                              dated as of June 28, 1996, between the
                              Registrant and SDC.

                           4. Closing Statement, dated as of June 28,
                              1996, between the Registrant and the
                              Selling Parties.

                           5. Letter Agreement regarding the Acquisition
                              of Stock of SDEV Germany, dated as of
                              June 28, 1996, between the Registrant
                              and the Selling Parties.

                           6. Stock Acquisition Escrow Agreement, dated
                              as of June 28, 1996, between the Registrant, the Selling Parties and Golenbock, Eiseman, Assor & Bell, as escrow agent.

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                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant as duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROGRAMMER'S PARADISE, INC.
                                          (Registrant)



                                        By: /s/ Roger Paradis
                                            Roger Paradis, President

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Dated:   July 12, 1996



                         EXHIBIT INDEX


                                                               Sequentially
     Exhibit                                                   Numbered Page

1.   Agreement of Purchase and Sale of Assets, dated as of
     May 16, 1996, between the Registrant and the Selling
     Parties, and the exhibits thereto.                            6

2.   Bill of Sale, dated as of June 28, 1996, executed by the
     Selling Parties.                                              108

3.   Facilities and Employee Use Agreement, dated as of
     June 28, 1996, between the Registrant and SDC.                110

4.   Closing Statement, dated as of June 28, 1996, between
     the Registrant and the Selling Parties.                       114

5.   Letter Agreement regarding the Acquisition of Stock of
     SDEV Germany, dated as of June 28, 1996, between the
     Registrant and the Selling Parties.                           118

6.   Stock Acquisition Escrow Agreement, dated as of
     June 28, 1996, between the Registrant, the Selling Parties
     and Golenbock, Eiseman, Assor & Bell, as escrow agent.        124